EXHIBIT 99.q.1





                                POWER OF ATTORNEY

         I, Walter E. Auch, Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

      SIGNATURE                           TITLE                       DATE
      ---------                           -----                       ----

/S/ WALTER E. AUCH                       Trustee                December 6, 2005
-----------------------------
Walter E. Auch

                                POWER OF ATTORNEY

         I, Frank K. Reilly, Chairman and Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Chairman and Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

      SIGNATURE                           TITLE                     DATE
      ---------                           -----                     ----

/S/ FRANK K. REILLY                Chairman and Trustee        December 6, 2005
----------------------------
Frank K. Reilly

                                POWER OF ATTORNEY

         I, Edward M. Roob, Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

      SIGNATURE                           TITLE                      DATE
      ---------                           -----                      ----

/S/ EDWARD M. ROOB                       Trustee               December 6, 2005
-----------------------------
Edward M. Roob

                                POWER OF ATTORNEY

         I, Adela Cepeda, Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

      SIGNATURE                           TITLE                      DATE
      ---------                           -----                      ----

/S/ ADELA CEPEDA                         Trustee               December 6, 2005
-----------------------------
Adela Cepeda

                                POWER OF ATTORNEY

         I, J. Mikesell Thomas, Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark
F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

      SIGNATURE                           TITLE                      DATE
      ---------                           -----                      ----

/S/ J. MIKESELL THOMAS                   Trustee               December 6, 2005
-----------------------------
J. Mikesell Thomas

                                POWER OF ATTORNEY

         I, Kai Sotorp, President of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as President of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

      SIGNATURE                           TITLE                      DATE
      ---------                           -----                      ----

/S/ KAI SOTORP                          President             September 29, 2006
-----------------------------
Kai Sotorp

                                POWER OF ATTORNEY

         I, Thomas Disbrow, Treasurer and Principal Accounting Officer of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Treasurer and Principal Accounting Officer of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

      SIGNATURE                           TITLE                      DATE
      ---------                           -----                      ----

/S/ THOMAS DISBROW              Treasurer and Principal       September 8, 2006
-------------------------        Accounting Officer
Thomas Disbrow